UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2018

AQUANTIA CORP.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38270	20-1199709
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

91 E. Tasman Drive, Suite 100 San Jose, California		95134
(Address of Principal Executive Offices)		(Zip Code)

(408) 238-8300

(Registrant’s Telephone Number, Including Area Code)

105 E. Tasman Drive, San Jose, California 95134

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to a resolution of the Board of Directors of Aquantia Corp., the Company, which was submitted to the stockholders of the Company for their approval, and was duly adopted at the Annual Meeting of Stockholders held on June 29, 2018 in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware, the amendment  to the Company’s Amended and Restated Certificate of Incorporation was filed to decrease the authorized number of shares of the Company’s common stock and preferred stock from 400,000,000 and 10,000,000 shares, respectively, to 95,000,000 and 5,000,000 shares, respectively.

The foregoing summary of the amendment to the Amended and Restated Certificate of Incorporation is qualified in its entirety by reference to the full text of the amendment to the Amended and Restated Certificate of Incorporation filed as Exhibit 3.1 hereto and incorporated herein by reference to this Item 5.03.

Item 5.07    Submission of Matters to a Vote of Security Holders.

On June 29, 2018, the Company held the 2018 Annual Meeting of the Stockholders, the Annual Meeting.  As of the close of business on the record date for the Annual Meeting, there were 33,681,657 shares of Company common stock issued and outstanding and entitled to vote. There were 21,804,894 shares present in person or by proxy at the Annual Meeting, constituting a quorum. The final voting results were as follows:

Proposal 1:  Election of Directors

Stockholders elected each of the Company’s two nominees for our Class I director and the voting results are as set forth below:

NOMINEE	FOR	WITHHOLD	BROKER NON-VOTES
Geoffrey G. Ribar	17,734,878	175.063	3,894,953
Anders Swahn	17,043,704	866,237	3,894,953

Proposal 2:  Advisory Vote to Approve Executive Compensation

Stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers and the voting results are as set forth below:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
17,551,818	295,334	62,789	3,894,953

Proposal 3:  Advisory Vote on the Frequency of Holding an Advisory Vote on the Compensation of the Company’s Named Executive Officers

Stockholders voted, on a non-binding, advisory basis, to hold an advisory vote on the compensation of the Company’s named executive officers every one year and the voting results are as set forth below:

One Year	Two Years	Three Years	ABSTENTIONS
17,712,778	116,979	40,520	39,664

Proposal 4:  Ratification of the Appointment of the Company’s Independent Registered Public Accounting Firm

Stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018 and the voting results are as set forth below:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
21,642,412	37,056	125,426	0

Proposal 5:  Approval of the Amendment to Amended and Restated Certificate of Incorporation

Stockholders approved the Amendment to decrease the authorized number of shares and the voting results are as set forth below:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
17,787,428	74,808	47,705	3,894,953

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.Description

        3.1 Amendment to the Amended and Restated Certificate of Incorporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AQUANTIA CORP.

Date: July 3, 2018	By:	/s/ Faraj Aalaei
Faraj Aalaei
Chief Executive Officer